EXHIBIT 10.19


                          AMENDMENT TO CREDIT AGREEMENT


THIS AGREEMENT, dated as of June 12, 1997, by and between Hagler Bailly Consulting, Inc., a Delaware corporation (the "Company"), and State Street Bank and Trust Company (the "Bank").

                                   WITNESSETH:

WHEREAS, the Company and the Bank are parties to that certain Credit Agreement date as of May 17, 1997, as amended (the "Credit Agreement"): and

WHEREAS, the parties wish to amend the Credit Agreement in the manner hereinafter set forth;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used herein without definition which are defined in the Credit Agreement shall have the respective meanings ascribed to them in the Credit Agreement.

2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

         2.1 Subsection 1.1 of the Credit Agreement is amended by deleting clause (ii) appearing in the first sentence thereof in its entirety and by inserting in lieu thereof the following new clause (ii):

             "(ii) establish a revolving credit with the Bank in an aggregate principal amount at any one time outstanding not in excess of $6,000,000, subject to reduction as provided in subsection 1.9 hereof (the "Revolving Commitment"), to expire on the Expiration Date."

         2.2 Subsection 1.9 of the Credit Agreement is amended by adding the following new sentence at the end thereof:

             "Notwithstanding the foregoing provisions hereof, on July 31, 1997 the Revolving Commitment shall, without further notice of any kind, automatically reduce to $4,500,000 (subject to such further permanent reductions as the Company may elect to make pursuant to this subsection 1.9)."

         2.3 The Credit Agreement is amended by deleting Exhibit B (being the form of Revolving Credit Note) in its entirety and by substituting therefore a new Exhibit B in the form attached hereto.

         2.4 The Credit Agreement is amended by deleting Exhibit D (being the form of Borrowing Base Certificate) in its entirety and by substituting therefore a new Exhibit D in the form attached hereto.


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3. Conditions of Amendment

         3.1 The undertaking of the Bank herein and the effectiveness of this Agreement are subject to the following conditions:

             (a) The Bank shall have received a new Revolving Credit Note, duly executed and in the form of Exhibit B attached hereto, in replacement of the Revolving Credit Note heretofore issued to the Bank and presently held by it (the "Old Revolving Credit Note"). The Old Revolving Credit Note shall be returned by the Bank to the Company for cancellation upon receipt by the Bank of the new Revolving Credit Note pursuant to this subsection 3.1(a).

             (b) The Bank shall have received the written consent of Reliance Insurance Company, as transferee of the Seller, pursuant to section 8 of the Intercreditor and Subordination Agreement, dated as of May 25, 1995, among the Company, the Bank and the Seller, such consent to be satisfactory in form to the Bank and its counsel.

             (c) No event of Default specified in section 8 of the Credit Agreement, nor any event which with the giving of notice or expiration of any applicable grace period, or both, would constitute an Event of Default, shall have occurred and be continuing, and the Bank shall have received a certificate, signed by a principal officer of the Company, certifying that the foregoing condition has been fulfilled.

             (d) The Bank shall have received such other information and documents as the Bank or its counsel may reasonably request in connection with the transactions contemplated by this Agreement, including without limitation evidence satisfactory to the Bank and its counsel that this Agreement and the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company. Such information and documents where appropriate shall be certified by appropriate corporate officers or governmental authorities.

4. Miscellaneous

         4.1 As modified hereby, the provisions of the Credit Agreement shall continue in full force and effect.

         4.2 This agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of the counterparts shall together constitute one and the same instrument.

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


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as a sealed instrument as of the date first above written.



                                           HAGLER BAILLY CONSULTING, INC.



                                           By /s/ Daniel M. Rouse CFO
                                              ----------------------------
                                               Daniel M. Rouse     (Title)


                                           STATE STREET BANK AND TRUST
                                           COMPANY


                                           By /s/ Linda A. Moulton
                                              --------------------------
                                              Linda A. Moulton     (Title)
                                              Vice President


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